[PHOTO OF MARIO J. GABELLI, CFA OMITTED]


THE
GABELLI
SMALL CAP
GROWTH
FUND


                                                            FIRST QUARTER REPORT
                                                               DECEMBER 31, 2001

                        THE GABELLI SMALL CAP GROWTH FUND


                              FIRST QUARTER REPORT
                              DECEMBER 31, 2001(A)

                                [GRAPHIC OMITTED]


              MORNINGSTAR RATED[TRADEMARK] GABELLI SMALL CAP GROWTH FUND 4
                    STARS OVERALL AND FOR THE THREE, FIVE AND
                   TEN-YEAR PERIODS ENDED 12/31/01 AMONG 4823,
                3165 AND 898 DOMESTIC EQUITY FUNDS, RESPECTIVELY.

TO OUR SHAREHOLDERS,
      In the fourth quarter of 2001, small cap stocks rebounded from third quarter losses and the Russell 2000 Index was the only leading market index to finish the year in the black. This is the second consecutive year small caps have outperformed large cap stocks.

INVESTMENT PERFORMANCE
      For the quarter ended December 31, 2001, The Gabelli Small Cap Growth Fund's (the "Fund") net asset value rose 14.31%. The Value Line Composite and Russell 2000 Indices rose 23.39% and 21.09%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 4.65% for 2001. The Value Line Composite and Russell 2000 Indices rose 10.88% and 2.49%, respectively, over the same twelve-month period.
      For the three-year period ended December 31, 2001, the Fund's total return averaged 9.98% annually, versus average annual total returns of 10.36% and 6.42% for the Value Line Composite and Russell 2000 Indices, respectively. For the five-year period ended December 31, 2001, the Fund's total return averaged 12.67% annually, versus average annual total returns of 12.81% and 7.52% for the Value Line Composite and Russell 2000 Indices, respectively.
      For the ten-year period ended December 31, 2001, the Fund's total return averaged 13.81% annually versus average annual total returns of 14.04% and 11.51% for the Value Line Composite and Russell 2000 Indices, respectively. Since inception on October 22, 1991 through December 31, 2001, the Fund had a cumulative total return of 348.04%, which equates to an average annual total return of 15.83%.



--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein:
(1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. [COPYRIGHT]2001 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 12/31/01 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating[TRADEMARK] metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics.

INVESTMENT RESULTS (a)(c)

-------------------------------------------------------------------------------------------------------------
                                                                 Calendar Quarter
                                                   --------------------------------------------
                                                     1ST        2ND          3RD         4TH           YEAR
                                                     ---        ---          ---         ---           ----
 2001:    Net Asset Value ......................   $18.45      $20.43      $17.13       $19.21       $19.21
          Total Return .........................    (1.4)%      10.7%      (16.2)%       14.3%         4.7%
-------------------------------------------------------------------------------------------------------------
 2000:    Net Asset Value ......................   $22.24      $22.77      $23.60       $18.71       $18.71
          Total Return .........................     3.8%        2.4%        3.6%         1.1%        11.3%
-------------------------------------------------------------------------------------------------------------
 1999:    Net Asset Value ......................   $19.59      $22.94      $21.84       $21.43       $21.43
          Total Return .........................    (6.8)%      17.1%       (4.8)%        9.9%        14.2%
-------------------------------------------------------------------------------------------------------------
 1998:    Net Asset Value ......................   $23.93      $23.59      $18.81       $21.01       $21.01
          Total Return .........................    10.9%       (1.4)%     (20.3)%       14.7%         0.0%
-------------------------------------------------------------------------------------------------------------
 1997:    Net Asset Value ......................   $19.11      $22.23      $25.42       $21.58       $21.58
          Total Return .........................     3.1%       16.3%       14.7%        (0.8)%       36.5%
-------------------------------------------------------------------------------------------------------------
 1996:    Net Asset Value ......................   $19.65      $20.68      $20.02       $18.53       $18.53
          Total Return .........................     6.2%        5.2%       (3.2)%        3.4%        11.9%
-------------------------------------------------------------------------------------------------------------
 1995:    Net Asset Value ......................   $17.03      $17.88      $19.34       $18.50       $18.50
          Total Return .........................     7.4%        5.0%        8.2%         2.6%        25.2%
-------------------------------------------------------------------------------------------------------------
 1994:    Net Asset Value ......................   $16.76      $16.33      $17.24       $15.85       $15.85
          Total Return .........................    (3.6)%      (2.6)%       5.6%        (2.1)%       (2.9)%
-------------------------------------------------------------------------------------------------------------
 1993:    Net Asset Value ......................   $15.46      $15.74      $16.90       $17.38       $17.38
          Total Return .........................     6.6%        1.8%        7.4%         5.3%        22.8%
-------------------------------------------------------------------------------------------------------------
 1992:    Net Asset Value ......................   $13.42      $13.41      $13.10       $14.50       $14.50
          Total Return .........................     9.9%       (0.1)%      (2.3)%       12.1%        20.3%
-------------------------------------------------------------------------------------------------------------
 1991:    Net Asset Value ......................      --          --         --         $12.21       $12.21
          Total Return .........................      --          --         --          22.9%(b)     22.9%(b)
-------------------------------------------------------------------------------------------------------------



                 Dividend History
-------------------------------------------------------
PAYMENT (EX) DATE   RATE PER SHARE   REINVESTMENT PRICE
-----------------   --------------   ------------------
December 20, 2001        $0.360          $18.66
December 20, 2000        $4.782          $17.40
December 20, 1999        $2.462          $20.55
December 21, 1998        $0.534          $19.80
December 29, 1997        $3.590          $21.29
September 30, 1997       $0.070          $25.42
December 27, 1996        $2.160          $18.46
December 29, 1995        $1.340          $18.50
December 30, 1994        $1.030          $15.85
December 31, 1993        $0.420          $17.38
December 31, 1992        $0.185          $14.50
December 31, 1991        $0.080          $12.21


-------------------------------------------------------
     Average Annual Returns - December 31, 2001 (a)
-------------------------------------------------------
   1 Year ...................................  4.65%
   5 Year ................................... 12.67%
  10 Year ................................... 13.81%
  Life of Fund (b) .......................... 15.83%
-------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on October 22, 1991. (c) The Fund's fiscal year ends September 30. Note: Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities.

--------------------------------------------------------------------------------
                   EARNINGS + INTEREST RATES + MR. MARKET = ?

BACK
TO
BASICS

[GRAPHIC OMITTED]
1934
BENJAMIN GRAHAM             DAVID L. DODD

[GRAPHIC OMITTED]
1949
BENJAMIN GRAHAM

[GRAPHIC OMITTED]
1951
WARREN E. BUFFETT

[GRAPHIC OMITTED]
1988
ROGER F. MURRAY

[GRAPHIC OMITTED]
2001
BRUCE C. N. GREENWALD

EARNINGS, INTEREST RATES, INVESTOR PSYCHOLOGY AND THE STOCK MARKET PREPARED FOR CIGAR AFICIONADO, BY MARIO J. GABELLI

The stock market, as represented by popular indices such as the Dow Jones Industrials or Standard & Poor's 500, can be viewed both as a snapshot and as a motion picture. A recent snapshot has captured equities at their worst. However, "Stock Market, the Movie" has been a long running hit, delivering annualized returns from 1926 through the first ten months of 2001 approximating 11%. So, put your digital camera down, pick up your camcorder, and let's start videotaping the interplay of earnings, interest rates and investor psychology on the post September 11 stock market. But first, let's frame equity investing in the proper perspective.

MR. MARKET

In my opinion,  the single best  description  of prudent  equities  investing is
contained  in  two  short  paragraphs  from  Benjamin  Graham's   classic,   The
Intelligent Investor, published in 1949. I quote:

"Let us close this section with something in the nature of a parable. Imagine that you own a small share of a private company that cost you $1,000. One of your partners, named Mr. Market, is very obliging indeed. Every day he tells you what he thinks your interest is worth and furthermore offers either to buy you out or to sell you an additional interest on that basis. Sometimes his idea of value appears plausible and justified by business developments and prospects as you know them. Often, on the other hand, Mr. Market lets his enthusiasm or his fears run away with him, and the value he proposes seems to you a little short of silly."

"If you are a prudent investor or a sensible businessman, will you let Mr. Market's daily communication determine your view of the value of $1,000 interest in the enterprise? Only in case you agree with him, or in case you want to trade with him. You may be happy to sell out to him when he quotes you a ridiculously high price, and equally happy to buy from him when his price is low. But the rest of the time you will be wiser to form your own ideas of the value of your holdings, based on full reports from the company about its operations and financial position."

It is our, and every prudent investor's job to try to determine the intrinsic value of an individual company or the market as a whole. At any given point in time, intrinsic value is largely a function of earnings and interest rates. Whether stocks trade at, above, or below intrinsic value is a function of investor psychology. Mr. Market is the code name the traditional value investor uses to personify investor psychology.

EARNINGS POWER

The aforementioned Benjamin Graham and his colleague David Dodd, who co-authored Security Analysis, viewed stocks as pieces of businesses to be owned long term, rather than pieces of paper to trade. Consequently, they saw little merit in assessing intrinsic value based on short-term earnings. Instead, they focused on what they termed "earnings power". Earnings power is determined by reviewing a company's earnings history, evaluating the health of its business and its competitive position within its industry, and then projecting a growth rate for future earnings. Were they alive today, Graham and Dodd would be asking the following questions regarding the earnings power of corporate America in a post 9/11 economic environment:

o How bad is bad?

o How long will the difficulties last?

o Are the financial resources available to overcome the challenges?

o How good is good--what happens to earnings growth rates once we emerge from this period of uncertainty?

Let's examine the current environment and try to answer the first three of these questions. The economy is in recession and corporate earnings are anemic. However, dealing from positions of strength--subdued inflation and budget surpluses--the Federal Reserve and federal government are pulling out all the stops to reinvigorate the economy. The Fed has injected massive liquidity into the system and as I write, has cut short-term interest rates 10 times this year, for a total of 4.5% (6.5% to 2%). Perhaps more importantly, the Treasury has announced it will no longer be issuing 30-year bonds. This has brought long-term interest rates down, further fueling the home mortgage refinancing boom that is putting a lot of money in consumer's pockets. Lower long-term interest rates also bring down the financial costs for corporations. This will have a favorable impact on future operating earnings, and eventually encourage business investment. Although there is currently some squabbling between Democrats and Republicans, Congress will pass a substantial economic stimulus package. Our conclusion is that we will experience a relatively modest, short-lived recession, with the economy and corporate earnings starting to recover in the second half of 2002.

How good is good? Corporate America has cut a lot of fat from overhead, creating earnings leverage once demand recovers. Consequently, I think earnings will climb sharply in mid 2002. Over the long-term, I believe earnings growth will approximate 6% - 8%. If earnings recover as I anticipate, lower interest rates will have a beneficial impact on the present value of equity assets.

INTEREST RATES 101

Let's spend a few moments looking at what happens when interest rates decline:

o Reduced Financial Costs. This helps highly leveraged companies by reducing interest outlays.

o Improved Demand. Lower rates help stimulate demand for traditional, interest sensitive economic sectors - residential housing being one key and visible component.

o Focus on Dividends. Clearly, higher-yielding stocks with reasonable growth prospects benefit from investors seeking higher yields than they are getting from savings accounts.

o Higher Asset Values. Lower rates bolster the value of assets.

--------------------------------------------------------------------------------
                              ASSET VALUE SCENARIOS

                                            CASE
                                            ----
                            A                 B                     C
       Rates
                           $10           $10 + $1/YR        $10 growing at 8%
                   -------------------------------------------------------------
       10.0%              $3.86            $7.71               $  8.32
        8.0%              $4.63            $9.26                $10.00

       Case A: What is the present value of $10 ten years from now if interest rates (the discount factor) are ten percent; eight percent?

       Case B: What is the present value of $10, ten years from now if it grows by $1 per year?

       Case C:     What is the present value of $10, ten years from now,
                   growing at 8% per year?
--------------------------------------------------------------------------------

INTEREST RATES AND STOCK PRICES

The dividend discount model, shown below, is a popular quantitative method for valuing stocks. Here, the key variable is the growth rate in dividends.

    P/E =           b
                ----------
    multiple        k-g       Where P/E:  price to earnings
                                      b:  dividend payout rate
                                      k: required rate of return by an investor g: expected growth rate

Briefly, the model values stocks based on the relationship between two crucial inputs: dividend growth and an investor's required rate of return.

Interest rates have declined to levels we have not seen in a long time. Short-term interest rates have not been this low since 1962. The story is similar for long-term interest rates except for a brief period during the LTCM crisis in 1998. The 30-year Treasury bond was first issued in 1978 and it carried a coupon of 8.00%. These were known as the "8s of 08." Today, with a weak economy and the recent decision by the Treasury to halt the sale of 30-year bonds, we are looking at sub 5% yields on long dated Treasury debt. In 1981, the 30-year bond, referred to by some as the "long guy", carried a 15% coupon and 5-year Treasury notes were sold with a coupon of 16.125%. Rising productivity, low inflation, and better fiscal and monetary discipline on the part of the Congress and Federal Reserve System all contributed to the truly incredible slide in interest rates.

Nominal interest rates, comprised of "real" and "inflation" components reflect the time value of money. There is a set schedule regarding the timing and amount of cash flows from a straight bond. You get coupon payments with the highest degree of certainty-at least with U.S. Treasuries-on prescribed dates and your principal paid back at maturity. When you invest in stocks there is uncertainty with respect to the timing and level of the company's cash flow. Uncertainty means risk. Consequently, as a stock investor your expected return (which unfortunately is not always realized) exceeds that which is available from a high quality bond. This incremental return is called the "equity risk premium" and is one reason why interest rates are a very important influence on the general level of stock prices. To value a business, you must make an attempt to calculate the present value of a company's future cash flows.

Generally, low interest rates and low inflation support higher price to earnings (P/E) multiples and thus higher stock prices. The converse is also true. This historical relationship is shown on the chart to the right.

Consequently, rising rates are usually a negative for stocks and declining rates are usually, but not always, a positive. Declining rates may not prevent stock prices from falling if corporate profits are in free fall, a situation we have experienced this year. Similarly, rising rates are not always bad, particularly in the early stages of an economic recovery when sharply rising earnings accompany them. But there is little doubt regarding the connection between the level and direction of interest rates and stock prices. The bull market in stocks that began in August of 1982 and continued for most of the next 17 years, was driven by the combination of falling interest rates and rising profits, albeit the connection was not always in lock-step. It was almost too good to be true as the Dow Jones Industrial Average bolted from about 800 to over 11,000.

The discount rate used to calculate the present value of a company's cash flow stream can be just as important as the earnings themselves. A simple example is to calculate the present value of $10,000, 10 years from now, with interest rates at both 15% and 5%. In a high rate environment, using a 15% discount rate, the $10,000 of earnings a company generates 10 years out, has a present value of $2,472. In contrast, using a 5% discount rate gives the earnings a present value of $6,139. In other words, a promise to receive $10,000 in ten years has a higher value in current dollars when interest rates are low.

Thanks to the mathematics of compounding, lower rates are particularly positive for high growth stocks because the present value of a rapidly rising earnings stream will be higher than the present value of a slower growing earnings stream, everything else being equal.

So the moral of the story is that declining interest rates are good for stocks but even better for "growth" stocks. The current bond yield environment is potentially rocket fuel for quality growth stocks. It is also strong tonic for stocks with reasonably good dividend yields, assuming such dividends are secured by earnings that cover the dividend payments with a healthy margin of safety.

Many years ago most stocks provided dividend yields that exceeded bond yields, making stocks attractive for income generation. Investors were not as comfortable with stocks then and demanded robust dividend payments to induce them to buy stocks. With money market and savings account yields hovering at or even below 2%, many investors can easily increase their income generation by reallocating assets to stocks with current dividend yields in excess of 2%. As dividends grow over time, the investors' income stream will grow in tandem. If income is an investment priority, it's time to think about adding some stocks to the mix.

INVESTOR PSYCHOLOGY

Of course, intrinsic value and equities pricing are horses of two very different colors. Remember the emotional Mr. Market often values stocks materially above and substantially below intrinsic value. So, investor psychology will have a major impact on market trends in the year ahead.

Are they ready? I think so. Investors are going to have to deal with another quarter or two of ugly earnings and ongoing concern over terrorism--the fear factor that ultimately resulted in a classic "flight to quality" in the third quarter. However, when the political and economic dust settles, fear will likely give way to greed that will not be satisfied by today's anemic returns from bonds and money market funds.

In closing, investors today are faced with an easy choice--fretting over the short-term prospects for the economy and the market, or taking the longer view that recessions and bear markets present excellent long-term investment opportunities. It always takes courage to invest in depressed markets, but if you focus on fundamentally sound businesses trading at bargain prices, your courage is generally rewarded.

INFLATION AND P/E'S BY DECADE

                                                      Average Yearly Price
                   Average CPI       Average P/E           Change S&P
                   -------------------------------------------------------

   1990s              2.9%              20.4                  18.2%
   1980s              5.1%              12.0                  17.5%
   1970s              7.4%              10.9                   5.9%
   1960s              2.5%              17.6                   7.8%

[LOGO OMITTED]

COMMENTARY
THE CONSUMER SAVES THE DAY
      The American consumer, who collectively has been the primary support for the U.S. and world economies over the last several years, continues to defy expectations. Despite high household debt, rising unemployment and concern for job security, and finally the fear for personal safety spawned by the terrorist attacks on America, the consumer has continued to carry the economy on its back. So, let's hear it for those Americans who despite political and economic uncertainty, have been buying new houses, new appliances, new cars, going on family vacations and treating their loved ones to a good Christmas.

      Of course, the consumer has had significant help in the form of declining interest rates and energy costs. The U.S. Treasury Department announced it would cease issuing 30-year bonds, in the process, bringing longer-term interest rates down and accelerating the home re-financing boom that has provided much of the money consumers have been spending. We also acknowledge the leadership of General Motors, which initiated a brilliant and timely 0% APR financing to "Keep America Rolling." As we prepare this letter, we have to give a demerit to the U.S Congress, which is letting partisan politics get in the way of a second fiscal booster shot, particularly one aimed at bolstering confidence among business leaders.

A NEW BULL MARKET?
      Despite the economy's surprising resilience and the stock market's strong fourth quarter, many investors remain wary as evidenced by the record $2.3 trillion parked in money market funds yielding about 2%. What will it take to bring more investors off the sidelines? An official end to the recession and better corporate earnings. We believe both are right around the corner.

      Economic data released on December 31 revealed widespread improvement in consumer confidence and housing, and even a modest increase in business investment. Growth in unemployment insurance claims also slowed. These are all valid indications the economy is beginning to regain its footing. At issue is just how strong the economic recovery will be. Although inventories have been reduced significantly and there has been a modest up-tick in sales, there is still a great deal of excess capacity in the manufacturing sector. This will likely restrain growth in business investment, forcing the American consumer to continue to shoulder much of the economic load. We believe Gross Domestic Product ("GDP") will be up 3% to 4% in 2002, well above the longer-term growth of 2.5% to 3% we envision. The cut in taxes along with lower oil and fuel will help consumer spending overcome the drag from the stock market's wealth effect and rising unemployment.

      Fortunately, we will not need an especially strong recovery to see significantly better corporate earnings in 2002. Companies in virtually every industry have been aggressively cutting costs. With the exception of pockets in the technology and telecommunications equipment industries, the inventory correction has largely run its course. Corporate interest expense has declined, as have raw materials and energy prices. Corporate America wrote off everything it could get away with in 2001 (we call this the "kitchen sink" effect), and due to Federal Accounting Standard Board (FASB) Rule 142, the "amortization of goodwill" will no longer penalize earnings. Consequently, a modest economic recovery in the year ahead should be magnified in sharply higher reported earnings. Very "easy" earnings comparisons in the first and second quarters of 2002 should help stabilize the market until investors gain confidence that earnings will improve in the second half. In addition, the crisis in confidence arising from "Enron" will result in auditing firms and CFO's cleaning up their numbers (we observe that aggressive accounting will be back - but not in 2002).

INVESTMENT SCORECARD
      As usual, our best performing stocks this year came from an eclectic group of industries including: broadcaster Spanish Broadcasting System; sporting goods retailing Sports Authority; industrial gas Airgas; and gaming company Penn National Gaming.

      Our biggest losers also came from a mixed bag of industries such as: trade publisher Penton Media; theatre operator Loews Cineplex Entertainment; industrial equipment manufacturer Federal Mogul; and luxury hotel operator Wyndham International.

LET'S TALK STOCKS
      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

ACKERLEY GROUP INC. (AK - $17.50 - NYSE), headquartered in Seattle, Washington, is a diversified media company with operations throughout the United States. The company operates the nation's fourth largest outdoor media company. Ackerley also owns or operates eighteen television stations and five radio stations. On October 8, 2001, Ackerley announced that it had entered into an agreement to be acquired by Clear Channel Communications Inc. (CCU - $50.91 - NYSE). Each Ackerley shareholder will be entitled to receive 0.35 shares of Clear Channel stock. The deal is expected to close in the first half of 2002.

AZTAR CORP. (AZR - $18.30 - NYSE) is a gaming company that owns and operates three casino hotels: Tropicana Casino and Resort in Atlantic City, New Jersey, Tropicana Resort and Casino in Las Vegas, Nevada, and Ramada Express Hotel and Casino in Laughlin, Nevada. Aztar also owns and operates two riverboat casinos in Caruthersville, Missouri and Evansville, Indiana.

CH ENERGY GROUP INC. (CHG - $43.47 - NYSE) is the last small New York State electric utility left, now that Orange & Rockland and RGS Energy have gone on to utility heaven, which we define as selling out to bigger companies at a rich premium. CH Energy serves the territory directly north of New York City, an area long dominated by IBM. The buyer would almost have to be Energy East, Consolidated Edison, National Grid or Keyspan. The best fit clearly is with Energy East. The buyer could rationalize outside plant operations, eliminate all of the corporate, finance, regulatory and public company overhead, and save a lot of money for the benefit of both shareholders and customers. When the deal happens is hard to say. Energy East has a depressed stock price due to arbitrage pressures, Con Ed is licking its wounds from the Northeast Utilities fiasco and has its hands full and then some since September 11, and the Grid is tied down with Niagara Mohawk. We think it happens in more than a year but less than three. The company's very capable CEO, Paul Ganci, is scheduled to retire in May 2003, so do the math. Our estimate of the company's private market value ("PMV") is $63, which represents a premium of around 45%.

CLARCOR  INC.  (CLC -  $27.15  -  NYSE),  founded  in  1904,  is a  U.S.-  based manufacturer and marketer of engine-mobile filtration products, industrial/environmental filtration products and consumer packaging products. CLARCOR markets a full line of oil, air, fuel, coolant and hydraulic fluid filters that are used in a wide variety of applications, including engines and industrial equipment. The company markets commercial and industrial air filters and systems, electrostatic contamination control equipment, and electrostatic high precision spraying equipment. The air filters and systems remove contaminants from recirculated indoor air and from processed air that is exhausted outdoors. Containers and plastic closures manufactured by the company are used in packaging a wide variety of dry and paste form products, such as food specialties, beverages and juices, cosmetics and toiletries, drugs and pharmaceuticals, and film.

CRANE CO. (CR - $25.64 - NYSE) is a diversified industrial company that focuses on proprietary engineered products in aerospace, fiberboard panels, vending machines, pumps and valves, and industrial controls. In April 2001, Eric Fast became CEO of Crane. He previously served as Co-Head of Global Investment Banking at Salomon Smith Barney and brings to Crane important skills in deal-making, finance and public markets. We believe his appointment is timely, as the company plans to use its free cash flow to augment internal revenue and earnings growth with acquisitions. The combination of higher top line growth, strong balance sheet and free cash flow that could be used for acquisitions, stock repurchase and debt reduction.

KAMAN CORP. (KAMNA - $15.60 - NASDAQ), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman serves both commercial and governmental markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services that tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

NEWS CORP. LTD. (NWS'A - $26.46 - NYSE) is a leading global media firm, with interests in broadcast television, cable networks, publishing, magazine inserts, global satellite distribution, and British and Australian newspapers. In the U.S., News Corp. owns the Fox network and one of the country's largest TV station groups. In addition, the company runs 20th Century Fox films and is one of the largest producers of television programming.

ROPER INDUSTRIES INC. (ROP - $49.50 - NYSE) is a leading manufacturer of analytical and fluid handling instruments and industrial controls serving a broad range of markets including scientific research, medical diagnostics, oil and gas, semiconductor, automotive and other industries. The company is a strong cash flow generator and has been using its cash flow to acquire companies that complement Roper's existing businesses or operate as a stand-alone enterprises to add value to the firm. Last fiscal year ending October 31, 2001, Roper made nine acquisitions with roughly $160 million of annual revenues for $162 million. These companies produce pumps, control valves and electron microscopy accessories that will provide critical mass for the company to gain share in their respective niche markets. Recently, the company expanded its corporate development staff to focus on acquisitions in order to allow the business group leadership to focus on existing operations. This strategy, along with Roper's plan to have $450 million available for future acquisitions over the next three years, underscore our enthusiasm for the company.

SENSIENT TECHNOLOGIES CORP. (SXT - $20.81 - NYSE), which changed its name from Universal Foods Corporation on November 6, 2000, produces flavor and color ingredients used by manufacturers of cosmetics, pharmaceuticals, ink jet inks and food products. Sensient has strengthened its leadership position in color ingredients over the past three years through ten acquisitions. These acquisitions have expanded both its product line and distribution. The company sold its Red Star Yeast business in February 2001 in order to focus on the core color and fragrance divisions. Since November 2001, Sensient has made three acquisitions with revenues of approximately $70 million to further diversify its product offerings in the non-food markets.

STANDARD MOTOR PRODUCTS INC. (SMP - $13.90 - NYSE), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions--engine management and temperature control--and believes it is the number one supplier to the North American aftermarket in each of these lines.

MINIMUM INITIAL INVESTMENT - $1,000
      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM
      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.
      In our efforts to bring our shareholders more timely portfolio information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                   WHEN
                         ---                   ----
      Special Chats:     Mario J. Gabelli      First Monday of each month
                         Howard Ward           First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                          FEBRUARY                             MARCH                             APRIL
                          --------                             -----                             -----
      1st Wednesday       Charles Minter & Martin Weiner       Henry van der Eb                  Susan Bryne
      2nd Wednesday       Ivan Arteaga                         Walter Walsh & Laura Linehan      Lynda Calkin
      3rd Wednesday       Tim O'Brien                          Tim O'Brien                       Caesar Bryan
      4th Wednesday       Barbara Marcin                       Barbara Marcin                    Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.
      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION
      2001 has been a year most would like to forget. For the first time since Pearl Harbor, America has been attacked and suffered substantial casualties. We have been forced into what will be a long and costly war against terrorism. Many Americans lost their jobs as the overheated economy came to an abrupt standstill. Yet, we have survived, and both the resilient economy and rebounding stock market are pointing to a better year ahead. We wish all our shareholders a Happy New Year, with growing confidence that 2002 will be just that.
      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABSX. Please call us during the business day for further information.

                                        Sincerely,
                                        /S/ MARIO J. GABELLI
                                        MARIO J. GABELLI, CFA
                                        Portfolio Manager and
                                        Chief Investment Officer

February 1, 2002

-------------------------------------------------------
                   SELECTED HOLDINGS
                   DECEMBER 31, 2001
                   -----------------
Ackerly Group Inc.       Kaman Corp.
Aztar Corp.              News Corp. Ltd.
CH Energy Group Inc.     Roper Industries Inc.
CLARCOR Inc.             Sensient Technologies Corp.
Crane Co.                Standard Motor Products Inc.
-------------------------------------------------------



NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                 MARKET
  SHARES                                          VALUE
  ------                                         ------
              COMMON STOCKS -- 93.6%
              AGRICULTURE -- 0.1%
     18,000   Cadiz Inc.+ ...................  $    144,360
     15,000   Sylvan Inc. ...................       168,750
                                               ------------
                                                    313,110
                                               ------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 4.5%
    110,000   Acktion Co.+ ..................     1,274,855
     15,000   ArvinMeritor Inc. .............       294,600
     39,200   BorgWarner Inc. ...............     2,048,200
    120,000   Exide Corp. ...................       147,600
     50,000   Federal-Mogul Corp.+ ..........        39,500
    260,000   GenCorp Inc. ..................     3,668,600
     15,000   Lund International Holdings Inc.+       3,900
    130,000   Midas Inc. ....................     1,495,000
    151,500   Modine Manufacturing Co. ......     3,534,495
      5,250   Monro Muffler Brake Inc.+ .....        71,820
     15,000   O'Reilly Automotive Inc.+ .....       547,050
    146,500   Raytech Corp.+ ................       380,900
    190,000   Scheib (Earl) Inc.+ ...........       319,200
    155,000   Standard Motor Products Inc. ..     2,154,500
     18,000   Strattec Security Corp.+ ......       634,500
     45,000   Superior Industries International
               Inc. .........................     1,811,250
    389,000   Tenneco Automotive Inc. .......       793,560
      7,000   Thor Industries Inc. ..........       259,350
    155,000   TransPro Inc. .................       480,500
                                                 ----------
                                                 19,959,380
                                                 ----------
              AVIATION: PARTS AND SERVICES-- 2.9%
     25,000   AAR Corp. .....................       225,250
    100,000   Aviall Inc.+ ..................       755,000
     23,000   Barnes Group Inc. .............       551,770
     64,000   Curtiss-Wright Corp. ..........     3,056,000
      1,500   Curtiss-Wright Corp., Cl. B ...        69,750
      7,500   Ducommun Inc. .................        83,250
      3,000   EDO Corp. .....................        79,350
    110,000   Fairchild Corp., Cl. A+ .......       319,000
    322,500   Kaman Corp., Cl. A ............     5,031,000
    120,000   Moog Inc., Cl. A+ .............     2,616,000
      1,000   Woodward Governor Co. .........        58,250
                                                 ----------
                                                 12,844,620
                                                 ----------
              BROADCASTING -- 6.1%
    300,000   Ackerley Group Inc.+ ..........     5,250,000
    110,000   Acme Communications Inc.+ .....       741,400
     20,000   Beasley Broadcast Group Inc., Cl. A+  260,200
     53,300   Crown Media Holdings Inc., Cl. A+     601,757
     20,000   CTN Media Group Inc. ..........        20,000
    412,500   Granite Broadcasting Corp.+ ...       849,750
      1,000   Granite Broadcasting Corp. ....       400,000
     45,000   Gray Communications Systems Inc.      624,600
    186,100   Gray Communications Systems Inc.,
               Cl. B ........................     1,933,579
     53,000   Hearst-Argyle Television Inc.+      1,142,680


                                                 MARKET
  SHARES                                          VALUE
  ------                                         ------
    177,000   Liberty Corp. .................    $7,283,550
    100,000   On Command Corp.+ .............       305,000
    240,000   Paxson Communications Corp.+ ..     2,508,000
    110,000   Salem Communications Corp., Cl. A+  2,530,000
    120,000   Sinclair Broadcast Group Inc.+      1,135,200
     38,000   Spanish Broadcasting System Inc.,
               Cl. A+ .......................       375,820
      5,000   TiVo Inc.+ ....................        32,750
     50,000   Young Broadcasting Inc., Cl. A+       897,500
                                                 ----------
                                                 26,891,786
                                                 ----------
              BUILDING AND CONSTRUCTION-- 1.0%
     73,400   Fleetwood Enterprises .........       831,622
     14,000   Florida Rock Industries Inc. ..       512,120
     25,000   Huttig Building Products Inc.+        152,500
     95,000   Nortek Inc.+ ..................     2,650,500
     15,000   Universal Forest Products Inc.        313,950
                                                 ----------
                                                  4,460,692
                                                 ----------
              BUSINESS SERVICES -- 2.2%
     50,000   ANC Rental Corp.+ .............         1,500
    610,400   Career Blazers Inc.(b)+ .......       107,125
      6,000   Carlisle Holdings Ltd.+ .......        13,200
      1,000   CheckFree Corp.+ ..............        18,000
     35,000   Donnelley (R.H.) Corp.+ .......     1,016,750
     81,900   Edgewater Technology Inc.+ ....       323,505
     20,000   Fisher Scientific International Inc.+ 584,000
     80,000   Industrial Distribution Group Inc.+   120,000
     60,000   Interactive Data Corp. ........       848,400
     10,000   Interep National Radio Sales Inc.,
               Cl. A+ .......................        47,000
     70,000   Key3Media Group Inc.+ .........       373,100
     13,000   Landauer Inc. .................       440,050
      5,000   MDC Communications Corp., Cl. A+       17,000
    100,000   Nashua Corp.+ .................       582,000
     60,000   National Processing Inc.+ .....     1,950,000
     15,000   New England Business Service Inc.     287,250
     70,000   Paxar Corp.+ ..................       994,000
     40,000   Pittson Brink's Group .........       884,000
      6,000   Princeton Video Image Inc.+ ...        13,320
     58,000   Professional Staff plc, ADR+ ..       127,600
      6,000   StarTek Inc.+ .................       113,700
     90,000   Trans-Lux Corp.(a) ............       517,500
      8,000   Wackenhut Corp., Cl. A ........       198,400
      6,187   Wackenhut Corp., Cl. B ........       117,801
                                                 ----------
                                                  9,695,201
                                                 ----------
              CABLE -- 0.1%
    120,000   UnitedGlobalCom Inc., Cl. A+ ..       600,000
                                                 ----------
              CLOSED END FUNDS -- 0.5%
     45,000   Central European Equity Fund Inc.     520,200
     78,000   Dresdner RCM Europe Fund Inc. .       627,900
     33,466   France Growth Fund Inc. .......       245,306
     32,000   Germany Fund Inc. .............       225,600

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001 (UNAUDITED)
-------------------------------------------------------------------------------

                                                 MARKET
  SHARES                                          VALUE
  ------                                         ------
              COMMON STOCKS (CONTINUED)
              CLOSED END FUNDS (CONTINUED)
     27,808   Italy Fund Inc. ...............    $  177,971
     65,000   New Germany Fund Inc. .........       381,550
     11,000   Spain Fund Inc. ...............        88,880
                                                 ----------
                                                  2,267,407
                                                 ----------
              COMMUNICATIONS EQUIPMENT-- 0.4%
    120,000   Allen Telecom Inc.+ ...........     1,020,000
    108,000   Communications Systems Inc. ...       814,320
                                                 ----------
                                                  1,834,320
                                                 ----------
              COMPUTER SOFTWARE AND SERVICES-- 0.6%
      8,000   Anacomp Inc. ..................           400
     40,000   BNS Co., Cl. A+ ...............        90,800
     90,000   Bull Run Corp.+ ...............        71,100
      1,000   Cylink Corp. ..................         2,750
     16,000   Global Sources Ltd.+ ..........        64,000
     50,000   INT Media Group Inc.+ .........        95,000
        200   Macromedia Inc.+ ..............         3,560
     14,187   MKS Instruments Inc.+ .........       383,475
     12,000   Phoenix Technologies Ltd.+ ....       139,680
    310,000   Tyler Technologies Inc. .......     1,410,500
    163,100   Xanser Corp.+ .................       327,831
                                                 ----------
                                                  2,589,096
                                                 ----------
              CONSUMER PRODUCTS -- 2.7%
      8,000   Action Performance Companies Inc.+    244,880
     25,000   Adams Golf Inc.+ ..............         9,500
      2,500   Alberto-Culver Co., Cl. B .....       111,850
     28,000   Ashworth Inc.+ ................       220,920
     20,000   Church & Dwight Co. Inc. ......       532,600
     15,000   Coachmen Industries Inc. ......       180,000
     30,000   Department 56 Inc.+ ...........       258,000
     30,000   Dial Corp. ....................       514,500
     16,000   Elizabeth Arden Inc.+ .........       244,320
     20,000   Genlyte Group Inc.+ ...........       595,200
      2,000   Harley Davidson Inc. ..........       108,620
    200,000   Hartmarx Corp.+ ...............       330,000
      5,000   Madden (Steven) Ltd. ..........        70,350
    176,000   Marine Products Corp.+ ........       783,200
     54,000   National Presto Industries Inc.     1,498,500
      5,000   Nature's Sunshine Products Inc.        58,700
     35,000   Rayovac Corp.+ ................       616,000
      3,700   Scotts Co., Cl. A+ ............       176,120
      8,000   Skyline Corp. .................       258,000
     14,000   Stewart Enterprises Inc., Cl. A        83,860
    310,000   Weider Nutrition International Inc.   520,800
    282,700   Wolverine World Wide Inc. .....     4,254,635
                                                 ----------
                                                 11,670,555
                                                 ----------

                                                 MARKET
  SHARES                                          VALUE
  ------                                         ------
              CONSUMER SERVICES -- 0.8%
     30,000   Bowlin Travel Centers Inc.+ ...    $   38,700
     12,000   Collectors Universe Inc. ......        15,480
     40,000   Loewen Group Inc. .............         1,440
      4,000   Martha Stewart Living Omnimedia Inc.,
               Cl. A+ .......................        65,800
     20,000   Response USA Inc.+ ............           200
    163,000   Rollins Inc. ..................     3,260,000
                                                 ----------
                                                  3,381,620
                                                 ----------
              DIVERSIFIED INDUSTRIAL-- 12.6%
    237,000   Acuity Brands Inc. ............     2,867,700
     99,500   Ampco-Pittsburgh Corp. ........     1,069,625
      8,000   Anixter International Inc.+ ...       232,080
    215,000   Baldor Electric Co. ...........     4,493,500
     86,000   Chemed Corp. ..................     2,915,400
    180,000   Crane Co. .....................     4,615,200
    110,200   Denison International plc, ADR+     1,824,912
      5,000   Esco Technologies Inc+ ........       172,450
     95,000   Gardner Denver Machinery Corp.+     2,120,400
     80,000   GATX Corp. ....................     2,601,600
    140,000   GenTek Inc.+ ..................       239,400
    135,000   Greif Bros. Corp., Cl. A ......     4,448,250
      1,000   Greif Bros. Corp., Cl. B ......        31,700
     26,000   Harbor Global Co. Ltd. ........       183,300
     65,000   Katy Industries Inc.+ .........       222,300
    160,500   Lamson & Sessions Co.+ ........       842,625
     72,000   Lindsay Manufacturing Co. .....     1,393,200
    150,000   MagneTek Inc. .................     1,351,500
      2,000   Matthews International Corp., Cl. A    49,160
    210,000   Myers Industries Inc. .........     2,866,500
    610,400   Noel Group Inc.+ ..............       301,421
     74,000   Oil-Dri Corporation of America        560,920
    160,000   Park-Ohio Holdings Corp.+ .....       508,800
    120,000   Roper Industries Inc. .........     5,940,000
    300,000   Sensient Technologies Corp. ...     6,243,000
      8,000   Sonoco Products Co. ...........       212,640
     65,000   Standex International Corp. ...     1,413,750
      5,000   Tech/Ops Sevcon Inc. ..........        36,250
    225,000   Thomas Industries Inc. ........     5,625,000
     65,000   WHX Corp.+ ....................       100,100
                                                 ----------
                                                 55,482,683
                                                 ----------
              EDUCATIONAL SERVICES -- 0.1%
    101,000   Whitman Education Group Inc.+ .       464,600
                                                 ----------
              ELECTRONICS -- 2.2%
     10,000   Fargo Electronics+ ............        68,400
     35,000   Lowrance Electronics Inc.+ ....        87,500
    140,000   Oak Technology Inc.+ ..........     1,925,000
     95,000   Park Electrochemical Corp. ....     2,508,000
    235,000   Thomas & Betts Corp. ..........     4,970,250
                                                 ----------
                                                  9,559,150
                                                 ----------

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001 (UNAUDITED)
-------------------------------------------------------------------------------

                                                 MARKET
  SHARES                                          VALUE
  ------                                         ------
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES -- 5.8%
     40,000   AGL Resources Inc. .............   $  920,800
      7,100   Birmingham Utilities Inc. ......      133,835
    100,000   Callon Petroleum Co.+ ..........      685,000
    152,000   CH Energy Group Inc. ...........    6,607,440
     10,000   Chesapeake Utilities Corp. .....      198,000
     23,000   Connecticut Water Service Inc. .      680,110
     35,000   Covanta Energy Corp.+ ..........      158,200
     20,000   DQE Inc. .......................      378,600
    100,000   El Paso Electric Co.+ ..........    1,450,000
     50,000   Florida Public Utilities Co. ...      861,500
     10,000   Kaneb Services LLC .............      195,500
     12,000   Petroleum Geo-Services ASA, ADR+       95,520
      2,000   PetroQuest Energy Inc.+ ........       10,640
     25,000   RGS Energy Group Inc. ..........      940,000
    281,200   RPC Inc. .......................    4,963,180
     14,200   SJW Corp. ......................    1,211,118
     17,968   Southern Union Co. .............      338,876
    110,000   Southwest Gas Corp. ............    2,458,500
     15,000   Tesoro Petroleum Corp. .........      196,650
      4,000   Toreador Resources Corp.+ ......       18,400
    180,000   Western Resources Inc. .........    3,096,000
                                                 ----------
                                                 25,597,869
                                                 ----------
              ENTERTAINMENT -- 3.0%
      7,500   Canterbury Park Holding Corp.+ .       54,187
    140,000   Dover Downs Entertainment Inc.+     2,142,000
     46,900   Fisher Communications Inc. .....    2,063,600
    151,000   GC Companies Inc.+ .............       34,730
     74,000   Gemstar-TV Guide International
               Inc.+ .........................    2,049,800
      2,500   International Speedway Corp. ...       98,825
     16,000   International Speedway Corp., Cl. A   625,600
     30,000   Liberty Digital Inc.+ ..........      103,800
      7,000   Liberty Livewire Corp., Cl. A+ .       48,630
     18,000   Liberty Media Corp., Cl. A+ ....      252,000
     20,000   Loews Cineplex Entertainment Corp.+     1,400
      5,000   Metromedia International Group Inc.+    4,050
    100,000   Six Flags Inc. .................    1,538,000
     45,000   Topps Co. Inc.+ ................      546,750
    100,000   USA Networks Inc.+ .............    2,731,000
     70,000   World Wrestling Federation
               Entertainment Inc.+ ...........      920,500
                                                 ----------
                                                 13,214,872
                                                 ----------
              ENVIRONMENTAL SERVICES -- 1.5%
    200,000   Allied Waste Industries Inc.+ ..    2,812,000
     25,000   Catalytica Energy Systems Inc.+       114,250
    175,000   Republic Services Inc.+ ........    3,494,750
     17,000   Trojan Technologies Inc.+ ......       67,094
                                                 ----------
                                                  6,488,094
                                                 ----------


                                                 MARKET
  SHARES                                          VALUE
  ------                                         ------
              EQUIPMENT AND SUPPLIES-- 12.3%
     35,000   Alltrista Corp.+ ...............   $  549,500
    126,800   AMETEK Inc. ....................    4,043,652
    500,000   Baldwin Technology Co. Inc., Cl. A    625,000
     98,000   Belden Inc. ....................    2,307,900
     25,000   Bway Corp.+ ....................      275,000
     10,000   C&D Technologies Inc. ..........      228,500
     15,000   Chase Industries Inc.+ .........      137,250
    142,000   CIRCOR International Inc.+ .....    2,619,900
    220,000   CLARCOR Inc. ...................    5,973,000
    105,000   Core Materials Corp. ...........      154,350
    210,000   Crown Cork & Seal Co. Inc.+ ....      533,400
     50,000   CTS Corp. ......................      795,000
     72,000   Cuno Inc.+ .....................    2,196,000
      7,000   Danaher Corp. ..................      422,170
     55,000   Donaldson Co. Inc. .............    2,136,200
    260,000   Fedders Corp. ..................      790,400
    175,000   Flowserve Corp.+ ...............    4,656,750
     51,000   Franklin Electric Co. ..........    4,182,000
     40,000   General Magnaplate Corp. .......       60,000
     80,000   Gerber Scientific Inc. .........      744,000
     20,775   Gorman-Rupp Co. ................      557,808
     40,000   Graco Inc. .....................    1,562,000
      6,000   Hughes Supply Inc. .............      185,220
     55,000   IDEX Corp. .....................    1,897,500
    150,000   Interpump Group SpA ............      580,971
     10,000   K-Tron International Inc.+ .....      104,500
      9,000   Littelfuse Inc.+ ...............      236,160
     26,000   Lufkin Industries Inc. .........      696,800
     19,000   Met-Pro Corp. ..................      248,900
     12,000   Mueller Industries Inc.+ .......      399,000
      4,500   Plantronics Inc.+ ..............      115,380
     30,000   Robbins & Myers Inc. ...........      702,300
     40,500   Sequa Corp., Cl. A+ ............    1,924,560
     18,000   Sequa Corp., Cl. B+ ............      972,000
     78,500   SL Industries Inc. .............      459,225
      3,000   Smith (A.O.) Corp. .............       58,500
     15,000   Smith (A.O.) Corp., Cl. A ......      294,375
     95,000   SPS Technologies Inc.+ .........    3,317,400
    120,000   Sybron Dental Specialties Inc.+     2,589,600
      5,000   Teleflex Inc. ..................      236,550
     50,000   Tennant Co. ....................    1,855,000
     45,000   UCAR International Inc.+ .......      481,500
      5,000   Valmont Industries Inc. ........       72,300
      7,875   Watsco Inc., Cl. B .............      113,794
     60,000   Watts Industries Inc., Cl. A ...      900,000
     10,000   Wolverine Tube Inc.+ ...........      113,500
                                                 ----------
                                                 54,104,815
                                                 ----------

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001 (UNAUDITED)
-------------------------------------------------------------------------------

                                                 MARKET
  SHARES                                          VALUE
  ------                                         ------
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES -- 3.7%
      9,000   Alleghany Corp.+ .............     $1,732,050
     45,000   Argonaut Group Inc. ..........        880,650
     68,000   Bankgesellschaft Berlin AG ...        154,997
    134,300   BKF Capital Group Inc. .......      3,854,410
    200,000   CNA Surety Corp. .............      3,100,000
      1,000   Crazy Woman Creek Bancorp Inc.         13,350
     45,000   Danielson Holding Corp.+ .....        199,800
      3,000   Federal Agricultural Mortgage
               Corp., Cl. C+ ...............        121,500
     25,000   Gainsco Inc. .................         40,000
     50,000   Hibernia Corp., Cl. A ........        889,500
    354,000   J Net Enterprises Inc. .......        916,860
      2,000   LandAmerica Financial Group ..         57,400
     21,500   Metris Companies Inc. ........        552,765
     75,000   Midland Co. ..................      3,285,000
      1,500   Net.B@nk Inc.+ ...............         15,720
      1,000   Republic Bancshares Inc.+ ....         13,000
     20,000   Riggs National Corp. .........        279,400
      5,000   Wilmington Trust Corp. .......        316,550
                                                 ----------
                                                 16,422,952
                                                 ----------
              FOOD AND BEVERAGE -- 5.2%
     90,000   Advantica Restaurant Group Inc.+       61,200
     13,000   Brown-Forman Corp., Cl. A ....        831,350
      7,500   Cheesecake Factory Inc.+ .....        260,775
      2,500   Farmer Brothers Co. ..........        662,500
    130,000   Flowers Foods Inc.+ ..........      5,189,600
        500   Genesee Corp., Cl. A .........          9,687
     21,500   Genesee Corp., Cl. B .........        410,650
      5,000   Hain Celestial Group Inc.+ ...        137,300
     10,000   International Multifoods Corp.        239,000
     70,000   J & J Snack Foods Corp.+ .....      1,711,500
     14,000   Midwest Grain Products Inc. ..        161,840
     30,000   Mondavi (Robert) Corp., Cl. A+      1,140,000
      2,500   Northland Cramberries Inc., Cl. A       1,250
      4,000   Omni Nutraceuticals Inc. .....             44
    291,910   PepsiAmericas Inc. ...........      4,028,358
     70,000   Ralcorp Holdings Inc.+ .......      1,589,000
     95,000   Smucker (J.M.) Co. ...........      3,361,100
     32,585   Tootsie Roll Industries Inc. .      1,273,422
     60,000   Triarc Companies Inc. ........      1,458,000
    423,000   Twinlab Corp.+ ...............        571,050
                                                 ----------
                                                 23,097,626
                                                 ----------
              HEALTH CARE -- 2.4%
     60,000   Apogent Technologies Inc.+ ...      1,548,000
     10,000   Corixa Corp.+ ................        150,700
      1,000   Del Global Technologies Corp.+          2,600
     35,000   Henry Schein Inc.+ ...........      1,296,050
     93,000   Inamed Corp.+ ................      2,796,510
     30,000   Inverness Medical Innovations Inc.+   541,500
     24,200   Invitrogen Corp.+ ............      1,498,706


                                                 MARKET
  SHARES                                          VALUE
  ------                                         ------
     15,000   Nabi+ ........................     $  154,800
     12,000   Owens & Minor Inc. ...........        222,000
     52,000   Penwest Pharmaceuticals Co. ..      1,042,600
     20,000   Sola International Inc. ......        388,000
     95,000   Women First HealthCare Inc.+ .        949,050
                                                 ----------
                                                 10,590,516
                                                 ----------
              HOME FURNISHINGS -- 0.5%
     15,000   Bassett Furniture Industries Inc.     210,150
      4,000   Bed Bath & Beyond Inc.+ ......        135,600
    199,550   Carlyle Industries Inc.+ .....         45,897
     17,000   Foamex International Inc. ....        137,700
     33,000   La-Z-Boy Chair Co. ...........        720,060
     70,000   Oneida Ltd. ..................        906,500
                                                 ----------
                                                  2,155,907
                                                 ----------
              HOTELS AND GAMING -- 4.3%
    388,000   Aztar Corp.+ .................      7,100,400
    120,000   Boca Resorts Inc., Cl. A+ ....      1,572,000
     15,000   Boyd Gaming Corp.+ ...........         97,500
     33,500   Churchill Downs Inc. .........      1,238,495
     40,000   Extended Stay America Inc.+ ..        656,000
    150,500   Gaylord Entertainment Co.+ ...      3,702,300
      5,000   Jurys Hotel Group plc ........         36,060
     75,000   Lakes Gaming Inc.+ ...........        465,000
     30,000   Magna Entertainment Corp., Cl. A+     210,000
    100,000   Park Place Entertainment Corp.+       917,000
     32,000   Penn National Gaming Inc.+ ...        970,880
      3,000   Station Casinos Inc.+ ........         33,570
     66,000   Sun International Hotels Ltd.+      1,673,100
     60,000   Trump Hotels & Casino Resorts Inc.+    69,000
     70,000   Wyndham International Inc., Cl. A+     39,200
     20,000   Youbet.com Inc.+ .............         10,200
                                                 ----------
                                                 18,790,705
                                                 ----------
              METALS AND MINING -- 0.5%
    577,700   Echo Bay Mines Ltd.+ .........        306,181
     10,000   Meridian Gold Inc., New York+         103,300
     70,000   Placer Dome Inc. .............        763,700
     22,000   Precision Castparts Corp. ....        621,500
    190,000   Royal Oak Mines Inc.+ ........            589
     25,000   Stillwater Mining Co.+ .......        462,500
    205,000   TVX Gold Inc.+ ...............         88,150
                                                 ----------
                                                  2,345,920
                                                 ----------
              PUBLISHING -- 4.5%
    242,556   Independent News & Media plc, Dublin  453,529
    120,000   Journal Register Co.+ ........      2,524,800
     15,000   Lee Enterprises Inc. .........        545,550
     55,000   McClatchy Co., Cl. A .........      2,585,000
     75,000   Media General Inc., Cl. A ....      3,737,250
     29,000   Meredith Corp. ...............      1,033,850
    240,000   Penton Media Inc. ............      1,502,400

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001 (UNAUDITED)
-------------------------------------------------------------------------------

                                                 MARKET
  SHARES                                          VALUE
  ------                                         ------
              COMMON STOCKS (CONTINUED)
              PUBLISHING (CONTINUED)
    180,000   PRIMEDIA Inc.+ .................   $  783,000
     60,000   Pulitzer Inc. ..................    3,060,000
    271,500   Thomas Nelson Inc.+ ............    3,013,650
      2,000   Value Line Inc. ................       96,960
     12,000   Wiley (John) & Sons Inc., Cl. B       279,000
                                                 ----------
                                                 19,614,989
                                                 ----------
              REAL ESTATE -- 1.6%
    155,000   Catellus Development Corp.+ ....    2,852,000
    120,000   Griffin Land & Nurseries Inc.+ .    1,633,200
     10,500   Gyrodyne Company of America Inc.+     153,458
    350,000   La Quinta Properties Inc.+ .....    2,009,000
     20,000   Malan Realty Investors Inc. ....      134,000
     15,000   United Park City Mines Co.+ ....      291,600
                                                 ----------
                                                  7,073,258
                                                 ----------
              RETAIL -- 3.0%
     60,000   Aaron Rents Inc. ...............      978,000
     60,000   Aaron Rents Inc., Cl. A ........      825,000
    110,000   Burlington Coat Factory
               Warehouse Corp. ...............    1,848,000
     10,000   Coldwater Creek Inc.+ ..........      211,800
     40,000   Gerald Stevens Inc.+ ...........          240
    175,000   Ingles Markets Inc., Cl. A .....    2,091,250
    226,000   Lillian Vernon Corp. ...........    1,502,900
     10,000   Neiman Marcus Group Inc., Cl. A       310,700
    120,000   Neiman Marcus Group Inc., Cl. B+    3,564,000
     60,000   Sports Authority Inc.+ .........      342,000
     50,000   Weis Markets Inc. ..............    1,398,000
                                                 ----------
                                                 13,071,890
                                                 ----------
              SATELLITE -- 0.1%
     75,000   Liberty Satellite & Technology
               Inc., Cl. A+ ..................       70,500
     40,000   Pegasus Communications Corp.+ ..      416,400
                                                 ----------
                                                    486,900
                                                 ----------
              SPECIALTY CHEMICALS-- 4.9%
     70,000   Airgas Inc. ....................    1,058,400
     35,000   Albemarle Corp. ................      840,000
     40,000   Arch Chemicals Inc. ............      928,000
    120,000   Ferro Corp. ....................    3,096,000
    114,000   Fuller (H.B.) Co. ..............    3,279,780
    248,646   General Chemical Group Inc.+ ...      832,964
     20,000   Great Lakes Chemical Corp. .....      485,600
    316,500   Hercules Inc.+ .................    3,165,000
    180,000   MacDermid Inc. .................    3,051,000
    180,000   Material Sciences Corp.+ .......    1,821,600
    109,000   Omnova Solutions Inc. ..........      741,200
     50,000   Penford Corp. ..................      622,500
     10,000   Quaker Chemical Corp. ..........      206,000
     90,000   Schulman (A.) Inc. .............    1,228,500
                                                 ----------
                                                 21,356,544
                                                 ----------

                                                 MARKET
  SHARES                                          VALUE
  ------                                         ------
              TELECOMMUNICATIONS-- 1.6%
      9,200   Atlantic Tele-Network Inc. .....   $  130,180
     55,000   Citizens Communications Co.+ ...      586,300
     56,300   Commonwealth Telephone
               Enterprises Inc.+ .............    2,561,650
     22,000   Commonwealth Telephone
               Enterprises Inc., Cl. B+ ......      966,900
      6,795   Community Service Communications       80,861
     50,000   Conestoga Enterprises Inc. .....    1,597,505
     65,000   McLeodUSA Inc., Cl. A+ .........       24,050
      6,000   RCN Corp.+ .....................       17,580
     25,000   Rogers Communications Inc.,
               Cl. B, ADR+ ...................      420,000
     14,900   Shenandoah Telecommunications Co.     589,295
                                                 ----------
                                                  6,974,321
                                                 ----------
              TRANSPORTATION -- 0.0%
      2,000   Irish Continental Group plc ....       11,643
     50,000   OMI Corp. ......................      199,000
                                                 ----------
                                                    210,643
                                                 ----------
              WIRELESS COMMUNICATIONS-- 1.9%
      5,000   AirGate PCS Inc.+ ..............      227,750
     45,000   Centennial Cellular Corp., Cl. A+     460,800
     31,900   Leap Wireless International Inc.+     668,943
      2,000   Nextel Communications Inc., Cl. A+     21,920
    100,000   Price Communications Corp.+ ....    1,909,000
     59,200   Rogers Wireless Communications Inc.,
               Cl. B+ ........................      861,360
     27,900   Rural Cellular Corp., Cl. A+ ...      620,775
     19,120   TeleCorp PCS Inc., Cl. A+ ......      238,426
     10,000   Triton PCS Holdings Inc., Cl. A+      293,500
     10,000   Ubiquitel Inc.+ ................       74,500
     79,000   Vimpel-Communications, ADR+ ....    2,057,950
     30,000   Western Wireless Corp., Cl. A+ .      847,500
                                                 ----------
                                                  8,282,424
                                                 ----------
              TOTAL COMMON STOCKS ............  411,894,465
                                                 ----------

              PREFERRED STOCKS -- 1.2%
              DIVERSIFIED INDUSTRIAL -- 0.1%
              WHX Corp.,
     72,900    $3.75 Cv. Pfd., Ser. B ........      262,440
     56,100    6.500% Cv. Pfd., Ser. A .......      263,670
                                                 ----------
                                                    526,110
                                                 ----------
              PUBLISHING -- 1.1%
    186,606   News Corp. Ltd., Pfd., ADR .....    4,937,595
                                                 ----------
              TOTAL PREFERRED STOCKS .........    5,463,705
                                                 ----------

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001 (UNAUDITED)
-------------------------------------------------------------------------------
 PRINCIPAL                                        MARKET
  AMOUNT                                           VALUE
 ---------                                       ---------
              CORPORATE BONDS -- 0.0%
              CONSUMER SERVICES -- 0.0%
 $  100,000   Ogden Corp.,
               Sub. Deb. Cv.
               6.000%, 06/01/02 .............. $     71,250
                                               ------------

              U.S. GOVERNMENT OBLIGATIONS -- 5.3%
 23,500,000   U.S. Treasury Bills,
               1.630% to 2.180%++,
               01/03/02 to 03/28/02 ..........   23,418,609
                                               ------------
              TOTAL INVESTMENTS -- 100.1%
               (Cost $377,351,668) ...........  440,848,029
              OTHER ASSETS AND
               LIABILITIES (NET)-- (0.1)% ....     (600,495)
                                               ------------
              NET ASSETS-- 100.0% ............ $440,247,534
                                               ============
--------------
(a) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
(b) Security fair valued under procedures established by the Board of Directors.
+   Non-income producing security.
++  Represents annualized yield at date of purchase.
ADR -American Depository Receipt

-------------------------------------------------------------------------------

     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
     --------------------------------------------------------------------------


     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
    o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.
    o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

-------------------------------------------------------------------------------

                             GABELLI FAMILY OF FUNDS
VALUE________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long-term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The Fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE________________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE______________________________
GABELLI SMALL CAP GROWTH FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD) PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GROWTH_______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH____________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation.                     (MULTICLASS) TEAM MANAGED

MICRO-CAP____________________________________
GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK]FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                           TEAM MANAGED: MARIO J. GABELLI, CFA, MARC J. GABELLI,
                                       LAURA K. LINEHAN, CFA AND WALTER K. WALSH

EQUITY INCOME_______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                                  & MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIAL EQUITY_______________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR_______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

MERGER AND ARBITRAGE_________________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN___________________________________
GABELLI MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH_____________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME_________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                            PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET FUND____________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCUATION, ECONOMINC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A
  MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
              PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                        Gabelli Equity Series Funds, Inc.
                        THE GABELLI SMALL CAP GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


               BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthony R. Pustorino
ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.       PROFESSOR EMERITUS
                                PACE UNIVERSITY

Vincent D. Enright              Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT    MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER     BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

John D. Gabelli                 Salvatore J. Zizza
SENIOR VICE PRESIDENT           CHAIRMAN
GABELLI & COMPANY, INC.         HALLMARK ELECTRICAL
                                SUPPLIES CORP.

Robert J. Morrissey
ATTORNEY-AT-LAW
MORRISSEY, HAWKINS & LYNCH

                     OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                       DISTRIBUTOR
                 Gabelli & Company, Inc.

      CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
           State Street Bank and Trust Company

                      LEGAL COUNSEL
        Skadden, Arps, Slate, Meagher & Flom LLP

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This report is submitted for the general  information of the shareholders of The
Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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